UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) January 25, 2005

PHOTRONICS, INC.

(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers

On January 25, 2005, Photronics, Inc. issued a press release announcing that Paul J. Fego, President and Chief Operating Officer, resigned his employment with the Company effective January 25, 2005.

The same press release also announced that effective as of January 25, 2005, Sean T. Smith was promoted to Senior Vice President. Mr. Smith will continue to serve as Chief Financial Officer for the Company.

Exhibit No. 99.1	Press release of Photronics, Inc. dated January 25, 2005, announcing that Paul J. Fego resigned his employment with the Company, and that Sean T. Smith is promoted to Senior Vice President, effective as of January 25, 2005. Mr. Smith will continue to serve as Chief Financial Officer for the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE January 28, 2005	BY	/s/ Edwin L. Lewis
Edwin L. Lewis
Vice President, General Counsel and Secretary

PHOTRONICS, INC.

EXHIBIT INDEX

EXHIBIT NO. 99.1	DESCRIPTION
Press release of Photronics, Inc. dated January 25, 2005, announcing that Paul J. Fego resigned his employment with the Company, and that Sean T. Smith was promoted to Senior Vice President. Mr. Smith will continue to serve as Chief Financial Officer for the Company.